Exhibit 10.5

                           SECOND AMENDED AND RESTATED
                        1997 EQUITY PLAN FOR NON-EMPLOYEE
                     DIRECTORS OF PLAYBOY ENTERPRISES, INC.

               As Amended and Restated as of September 17, 2008

      1.    Purpose. The purposes of the Plan are:

            (a) to promote the growth and long-term success of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), by offering Non-Employee Directors the ability to acquire Common Stock of the Company;

            (b) to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, which services are considered essential to the long-term success of the Company, by offering them an opportunity to own Common Stock of the Company; and

            (c) to more closely align the interests of Non-Employee Directors with the interests of the Company's stockholders by paying certain amounts of compensation for services as a Director in the form of shares of Common Stock.

Notwithstanding anything to the contrary, Awards, Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares, Mandatory Retainer Shares and Voluntary Shares issued or granted under this Plan shall be issued only to a Participant.

      2. Definitions. In addition to the other terms defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they have the meanings specified below, unless the context clearly indicates otherwise.

            (a)   "Accounting   Period"  means  each  calendar  quarter  of  the
      Company, such quarters beginning on January 1, April 1, July 1 and October 1 of each year.

            (b) "Award" means an award of an Option Right, Restricted Stock or Common Stock Grant under this Plan.

            (c)   "Award Agreement" means either:

                  (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan: or

                  (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including in each case any amendment or modification thereof.

      The Company may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

            (d)   "Board" means the Board of Directors of the Company.

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            (e)   "Calendar  Year"  means the period  beginning  on January 1 of each year and ending on December 31 of each year.

            (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            (g)   "Committee   Fees"  means  the  portion  of  the  Non-Employee
      Director's annual compensation that is payable based on his or her assignment to, and service on, one or more committees of the Board, as determined by the Board from time to time, but, for purposes of Section 7 of this Plan, shall not include any such compensation issued to a Non-Employee Director as Mandatory Committee Fee Shares pursuant to
      Section 6(b) hereof.

            (h) "Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Company, and any security into which such Common Stock may be converted or for which such Common Stock may be exchanged by reason of any transaction or event of the type described in Section 9 of this Plan.

            (i) "Common Stock Grant" means Common Stock, other than Restricted Stock, awarded pursuant to Section 5 of this Plan.

            (j) "Company" has the meaning set forth in Section 1, and includes its successors.

            (k) "Date of Award" means the date specified by the Board on which an Award becomes effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

            (l) "Deferred Compensation Plan" means the Playboy Enterprises, Inc. Board of Directors' Deferred Compensation Plan, Amended and Restated as of January 1, 2005, as it may be further amended from time to time.

            (m) "Employee" means any officer or other employee of the Company or of any corporation which is then a Subsidiary.

            (n)   "Issuance Date" has the meaning set forth in Section 6.

            (o) "Mandatory Committee Fee Shares" means Common Stock awarded pursuant to Section 6(b) with an aggregate Market Value per Share generally equal to fifty percent (50%) of the Non-Employee Director's total Committee Fees for the given year.

            (p) "Mandatory Meeting Fee Shares" means Common Stock awarded pursuant to Section 6(a) with an aggregate Market Value per Share generally equal to a Non-Employee Director's Meeting Fees for the given year.

            (q) "Mandatory Retainer Shares" means Common Stock awarded pursuant to Section 6(c) with an aggregate Market Value per Share generally equal to fifty percent (50%) of the Non-Employee Director's total Retainer for the given year.

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            (r)   "Meeting   Fees"   means  the   compensation   payable   to  a
      Non-Employee Director with regard to meetings of the Board, convening as a whole, that he or she attends during a Plan Year, as determined by the Board from time to time.

            (s)   "Market Value per Share" means either

                  (i) the closing price of a share of Common Stock as reported on the New York Stock Exchange (the "NYSE") on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported, as published in the Midwest Edition of The Wall Street Journal, or

                  (ii) if there is no reporting of transactions on the NYSE, the fair market value of a share of Common Stock as determined by the Board from time to time acting in good faith and, in all instances, established pursuant to Treasury Regulation
            Section 1.409A-1(b)(5)(iv)(B).

            (t) "Non-Employee Director" means a member of the Board who is not an Employee.

            (u) "Optionee" means a Non-Employee Director to whom an Option Right is awarded under this Plan.

            (v) "Option Price" means the purchase price payable upon the exercise of an Option Right.

            (w) "Option Right" means the right to purchase shares of Common Stock from the Company upon the exercise of an option awarded hereunder.

            (x) "Participant" means a Non-Employee Director (or a person who has agreed to commence serving in such capacity) who:

                  (i) is selected by the Board to receive Awards under this Plan;

                  (ii) is entitled to receive Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares and/or Mandatory Retainer Shares; or

                  (iii) has elected to receive Voluntary Shares.

            (y) "Participation Agreement" means the agreement submitted by a Non-Employee Director to the Secretary of the Company pursuant to which a Non-Employee Director may elect to receive all or any portion of his or her Committee Fees and/or Retainer in the form of Voluntary Shares for a specified period in the future.

            (z) "Performance Objectives" means the performance objectives that may be established by the Board pursuant to this Plan for Participants who have received Awards.

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            (aa)  "Plan" means this Second Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. as set forth herein, as the same may be amended or restated from time to time.

            (bb)  "Restricted  Stock"  means Common  Stock  awarded  pursuant to
      Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 5 hereof have expired.

            (cc) "Restricted Stockholder" means a Non-Employee Director to whom Restricted Stock has been awarded under this Plan.

            (dd) "Retainer" means the portion of a Non-Employee Director's annual compensation that is payable without regard to the number of board or committee meetings attended or committee positions held, as determined by the Board from time to time, but, for purposes of Section 7 of this Plan, shall not include any such compensation issued to a Non-Employee Directors as Mandatory Retainer Shares pursuant to Section 6(c) hereof.

            (ee) "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, as amended or any successor rule.

            (ff) "Subsidiary" means any corporation, partnership, joint venture, limited liability company, unincorporated association or other entity (each, an "Entity") in an unbroken chain of Entities beginning with the Company if each of the Entities other than the last Entity in the unbroken chain then owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or other interests in one of the other Entities in such chain.

            (gg) "Termination of Directorship" means the time when a Participant ceases to be a Director for any reason, including, without limitation, a termination by resignation, removal, failure to be elected or reelected, death or retirement.

            (hh)  "Valuation Date" has the meaning set forth in Section 6.

            (ii)  "Voluntary Shares" has the meaning set forth in Section 7(a).

      3. Shares Available under the Plan. Subject to adjustment as provided in Section 9 of this Plan, the number of shares of Common Stock issued or transferred, plus the number of shares of Common Stock covered by outstanding Awards and not forfeited under this Plan, shall not in the aggregate exceed 600,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof. If an Option Right lapses or terminates before such Option Right is exercised or shares of Restricted Stock or Common Stock Grants are forfeited, for any reason, the shares covered thereby may again be made subject to Awards or issued as Mandatory Committee Fee Shares, Mandatory Meeting Fee Shares, Mandatory Retainer Shares, or Voluntary Shares under this Plan.

      4. Option Rights. The Board may from time to time authorize Awards to Participants of options to purchase shares of Common Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

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            (a)   Each Award shall  specify the number of shares of Common Stock to which the Option Rights pertain.

            (b) Each Award of Option Rights shall specify an Option Price per share of Common Stock, which shall be equal to or greater than the Market Value per Share on the Date of Award.

            (c) Each Award of Option Rights shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include:

                  (i) cash in the form of currency or check or other cash equivalent acceptable to the Company;

                  (ii) nonforfeitable, nonrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price;

                  (iii) any other  legal  consideration  that the Board may deem appropriate, including, without limitation, any form of consideration authorized under Section 4(d) below, on such basis as the Board may determine in accordance with this Plan; and

                  (iv)  any combination of the foregoing.

      In addition, the Board may, in its discretion and whether or not specified in an Award of Option Rights, permit payment of the Option Price by a "net exercise" via the forfeiture to the Company of a portion of the Option Rights pertaining to shares of Common Stock with a value (based on the Market Value per Share on the date of such forfeiture) equal to the exercise price of the portion of the Option Rights being exercised plus the applicable tax withholding amount.

            (d) On or after the Date of Award of any Option Right, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of shares of Restricted Stock or other shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Award, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the shares of Common Stock received by the Optionee upon the exercise of the Option Right shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Optionee as applied to the forfeitable or restricted shares of Common Stock surrendered by the Optionee.

            (e) Any Award of Option Rights may provide for the deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.

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            (f)   Successive   Awards  may  be  made  to  the  same  Participant
      regardless of whether any Option Rights previously awarded to the Participant remain unexercised.

            (g) Each Award shall specify the period or periods of continuous service as a Non-Employee Director by the Optionee that are necessary or Performance Objectives that must be achieved before the Option Rights or installments thereof shall become exercisable, and any Award may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other transaction or event.

            (h) The term of an Option Right shall be set by the Board; provided, however, that no Option Right awarded pursuant to this Section 4 may have a term of more than 10 years from the Date of Award.

            (i) Each Award of an Option Right shall be evidenced by a written Award Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

      5. Common Stock Grants and Restricted Stock. The Board may also authorize Awards to Participants of Common Stock Grants and Restricted Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

            (a) A Common Stock Grant consists of the transfer by the Company to a Participant of shares of Common Stock in consideration and as additional compensation for services performed for the Company. Each Award of Common Stock Grants and Restricted Stock shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to, in the case of Awards of Restricted Stock, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

            (b) Each Award of Restricted Stock shall provide that the shares of Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Award, and may provide for the termination of such risk of forfeiture upon the achievement of certain Performance Objectives, in the event of a change in control of the Company, or upon any other transaction or event.

            (c) Each Award of Restricted Stock shall provide during the period for which such substantial risk of forfeiture is to continue, and any Award of Common Stock Grants may provide, that the transferability of the shares of Common Stock subject to such Awards shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Award. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the shares of Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

            (d) In all instances, all shares of Common Stock attributable to any such Award of a Common Stock Grant or Restricted Stock shall be paid to a Participant in a lump sum (whether in cash or Common Stock) no later than March 15 of the calendar year following the calendar year in which such Award vests.

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            (e)   Any  Award of  Restricted  Stock may  require  that any or all dividends or other distributions paid on the shares of Restricted Stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

            (f) Each Award of a Common Stock Grant and Restricted Stock shall be evidenced by an Award Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, Restricted Stock will be held in book-entry form by the Company as custodian for the Participant. Any certificates representing shares of Restricted Stock, together with a stock power endorsed in blank by the Participant with respect to the shares of Restricted Stock, shall be held in custody by the Company until all restrictions thereon lapse.

            (g) The Board may provide, at or after the Date of Award of any Common Stock Grant or Restricted Stock, for the payment of a cash award intended to offset the amount of tax that the Participant may incur in connection with such Common Stock Grant or Restricted Stock, including, without limitation, tax on the receipt of such cash award.

            (h) The Board may provide in any individual Award Agreement that the Company shall have the right to repurchase the Restricted Stock then subject to restrictions under the Award Agreement, or the Common Stock subject to the Common Stock Grant, immediately upon a Termination of Directorship for any reason at a cash price per share equal to the cash price paid by the Participants for such Restricted Stock or Common Stock. In the discretion of the Board, provision may be made that no such right of repurchase shall exist in the event of a Termination of Directorship without cause or because of the Participant's retirement, death or permanent and total disability.

      6.    Mandatory Meeting Fee, Committee Fee and Retainer Shares.

            (a) Mandatory Meeting Fee Shares. All Meeting Fees shall be payable in the form of Mandatory Meeting Fee Shares. No later than ten
      (10) days following the end of an Accounting Period (the "Issuance Date"), the Company shall issue to each Non-Employee Director a number of Mandatory Meeting Fee Shares equal to:

                  (i) the amount of such Director's Meeting Fees for such Accounting Period, divided by

                  (ii) the Market Value per Share on the last day of each Accounting Period (the "Valuation Date") with respect to which such Meeting Fees are payable.

      To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractional shares shall be disregarded, and the remaining amount of Meeting Fees shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of Mandatory Meeting Fee Shares to a Director. Anything in this Section 6 to the contrary notwithstanding, any Mandatory Meeting Fee Shares that become subject to deferral under the Deferred

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      Compensation  Plan  shall be  issued in such  form  (including  book-entry form), at such times and with such rights and restrictions as shall be specified in the Deferred Compensation Plan.

            (b) Mandatory Committee Fee Shares. Notwithstanding anything to the contrary, fifty percent (50%) of each Non-Employee Director's Committee Fees shall be payable in the form of Mandatory Committee Fee Shares. Upon the Issuance Date, the Company shall issue to each Non-Employee Director a number of Mandatory Committee Fee Shares equal to:

                  (i) 50% of the amount of such Director's Committee Fees for such accounting period, divided by

                  (ii) the Market Value per Share on the applicable Valuation Date.

      To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractional shares shall be disregarded, and the remaining amount of Committee Fees shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of Mandatory Committee Fee Shares to a Director. Anything in this Section 6 to the contrary notwithstanding, any Mandatory Committee Fee Shares that become subject to deferral under the Deferred Compensation Plan shall be issued in such form (including book-entry form), at such times and with such rights and restrictions as shall be specified in the Deferred Compensation Plan.

            (c) Mandatory Retainer Shares. Notwithstanding anything to the contrary, fifty percent (50%) of each Non-Employee Director's Retainer shall be payable in the form of Mandatory Retainer Shares. Upon the Issuance Date, the Company shall issue to each Non-Employee Director a number of Mandatory Retainer Shares equal to:

                  (i) 50% of the amount of such Director's Retainer for such accounting period, divided by

                  (ii) the Market Value per Share on the applicable Valuation Date.

      To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractions shares shall be disregarded, and the remaining amount of such portion of the Non-Employee Director's Retainer shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of Mandatory Retainer Shares to a Director. Anything in this
      Section 6 to the contrary notwithstanding, any Mandatory Retainer Shares that become subject to deferral under the Deferred Compensation Plan shall be issued in such form (including book-entry form), at such times and with such rights and restrictions as shall be specified in the Deferred Compensation Plan.

      7. Voluntary Shares. Each Non-Employee Director shall be eligible to elect to receive shares of Common Stock in accordance with the following provisions:

            (a) Prior to the commencement of the Company's Calendar Year (or by such other date as may be specified by the Board), a Participant may elect, by the filing of a Participation Agreement, to receive payment of the remaining fifty percent (50%) of his or

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      her Committee  Fees and/or  Retainer not payable  pursuant to Section 6 in the form of shares of Common Stock in lieu of a cash payment (the "Voluntary Shares"). Such Participation Agreement must, except as the Board may otherwise provide, be filed as a one-time election for the applicable Calendar Year. Unless the Non-Employee Director revokes or changes such election by filing a new Participation Agreement by the due date therefor specified in this Section 7(a), such election shall apply to a Participant's Committee Fees and Retainer for each subsequent Calendar Year. Once an election has been terminated, another election may not be made effective until the commencement of the next subsequent full Calendar Year.

            (b) No later than the Issuance Date, the Company shall issue to each Participant who has made an election under Section 7(a), a number of Voluntary Shares for the prior Accounting Period equal to:

                  (i) the amount of such Non-Employee Director's Committee Fees and Retainer for such Accounting Period that such Non-Employee Director has elected to receive as Voluntary Shares, divided by

                  (ii)  the Market Value per Share on the Valuation Date.

      To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractional shares shall be disregarded, and the remaining amount of the Committee Fees and/or Retainer shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of the Voluntary Shares to a Non-Employee Director. Anything in this Section 7 to the contrary notwithstanding, any Voluntary Shares that become subject to deferral under the Deferred Compensation Plan shall be issued in such form (including book-entry form), at such times and with such rights and restrictions as shall be specified in the Deferred Compensation Plan.

      8. Transferability.

            (a)   Except as may be otherwise determined by the Board:

                  (i) Option Rights and Restricted Stock may be transferred by a Participant only by will or the laws of descent and distribution; and

                  (ii) Option Rights may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

            (b) Any Award made under this Plan may provide that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions upon transfer.

            (c) To the extent required to satisfy any condition to exemption available pursuant to Rule 16b-3, Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares,

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      Mandatory  Retainer Shares and Voluntary  Shares acquired by a Participant shall be held by the Participant for a period of at least six months following the date of such acquisition.

      9. Adjustments. The Board shall make or provide for such adjustments in the:

            (a) number of shares of Common Stock covered by outstanding Awards payable as Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares or Mandatory Retainer Shares or subject to elections to receive Voluntary Shares;

            (b)   prices per share applicable to Option Rights; and

            (c) kind of shares (including, without limitation, shares of another issuer) covered thereby, as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from:

                  (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company;

                  (ii) any merger, consolidation, spin-off, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities; or

                  (iii) any  other  corporate  transaction  or event  having  an effect similar to any of the foregoing.

      In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Awards, Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares, Mandatory Retainer Shares or
      Voluntary Shares to be issued under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards, Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares, Mandatory Retainer Shares or Voluntary Shares so replaced. The Board shall also make or provide for such adjustments in the numbers and kind of shares specified in Section 3 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9.

      10. Fractional Shares. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments as the Board may deem appropriate under this Plan.

      11. Withholding Taxes. To the extent, if any, that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Company and any Participant or such other person may also make similar

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arrangements  with  respect to the  payment  of any taxes with  respect to which withholding is not required.

      12.   Certain Terminations of Directorships.

            (a) Notwithstanding any other provision of this Plan to the contrary, in the event of a Termination of Directorship by reason of death or disability, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right that is not immediately and fully exercisable or any Award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan. In all instances, an Award as to which the Board has either immediately lapsed the substantial risk of forfeiture or immediately lapsed the prohibition on restriction on transfer shall be paid to the Participant in a lump sum (whether in cash or Common Stock) no later than March 15 of the calendar year following the calendar year in which such Award vests.

            (b) If a Non-Employee Director becomes an Employee while continuing to serve as a Director, that fact alone shall not result in a Termination of Directorship or otherwise impair the rights such Director may have under this Plan, including, without limitation, the rights such Director may have under any Award outstanding under this Plan, but such Director shall no longer be eligible to receive any further Awards, Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares, Mandatory Retainer Shares or Voluntary Shares under this Plan.

      13.   Administration.

            (a) Administration by the Board; Delegation. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee or subcommittee of not less than two Directors appointed by the Board who are "non-employee directors" within the meaning of that term as defined in Rule 16b-3. To the extent of any delegation by the Board under this Plan, references in this Plan to the Board shall also refer to the applicable committee or subcommittee. The majority of any such committee or subcommittee shall constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of such committee or subcommittee.

            (b) Administrative Powers. The Board shall have the power to interpret this Plan, the Option Rights, the Common Stock Grants, the Restricted Stock, the procedures for issuance of Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares or Mandatory Retainer Shares and elections to receive Voluntary Shares, and the agreements pursuant to which the Option Rights, the Common Stock Grants, the Restricted Stock, the Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares, Mandatory Retainer Shares and the Voluntary Shares are awarded and issued (including Award Agreements and Participation Agreements), and to adopt such rules for the administration, interpretation and application of this Plan (including the administration of this Plan in conjunction with the Deferred Compensation Plan), and such agreements as are consistent therewith and to interpret, amend

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

      or revoke any such rules. Any Award under this Plan need not be the same with respect to each Optionee or Restricted Stockholder.

            (c) Professional Assistance; Good Faith Actions. An expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, or any Option Right, Common Stock Grant, Restricted Stock, Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares, Mandatory Retainer Shares or Voluntary Shares, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

      14.   Amendment, Suspension, Termination and Other Matters.

            (a) This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without further approval of the stockholders of the Company, no action of the Board may, except as provided in Section 9 of this Plan, increase the limits imposed in Section 3 on the maximum number of shares of Common Stock which may be issued under this Plan, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law or the rules of any U.S. stock exchange, including the NYSE, on which the Common Stock may be listed for trading or authorized for quotation. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under any Award theretofore granted, unless the Award itself otherwise expressly so provides.

            (b) The Board may make under this Plan any Award or combination of Awards authorized under this Plan in exchange for the cancellation of an Award that was not made under this Plan.

            (c) Except as provided in Section 14(b) of this Plan, the making of one or more Awards to a Non-Employee Director under this Plan shall not preclude the making of Awards to such Non-Employee Director under any other stock option or incentive plan previously or subsequently adopted by the Board, nor shall the fact that a Non-Employee Director has received one or more awards under any other stock option or incentive plan of the Company preclude such Non-Employee Director from receiving awards under this Plan.

      15. Termination of the Plan. The Plan was most recently approved and extended by shareholder action on May 23, 2007. Pursuant to that stockholder action, no further awards shall be made under this Plan after the passage of 10 years from May 23, 2007.

      16. Effective Date. The effective date of this Plan shall be the date of its adoption by the Board of Directors. This Plan and all Awards granted, Mandatory Meeting Fee Shares, Mandatory Committee Fee Shares and Mandatory Retainer Shares issued, and any elections to receive Voluntary

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

Shares effected prior to the stockholder approval hereinafter mentioned, shall be void and of no further force and effect unless this Plan shall have been approved at a meeting of stockholders of the Company called for such purpose by the affirmative vote of a majority of the shares of Class A Common Stock of the Company represented in person or by proxy.

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